SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                            __________________

                                 FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE
               TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                       DESIGNATED TO ACT AS TRUSTEE
                            __________________

       CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                  PURSUANT TO SECTION 305(b)(2)  _______
                            __________________

                         FIRST UNION NATIONAL BANK
            (Exact name of trustee as specified in its charter)

                                58-1079889
                   (I.R.S. employer identification no.)

 TWO FIRST UNION CENTER, CHARLOTTE,       28288
           NORTH CAROLINA                  (Zip Code)
   (Address of principal executive
              offices)
___________________

TERESA L. DAVIS
FIRST UNION NATIONAL BANK
1100 FIRST UNION PLAZA
999 PEACHTREE STREET N.E.
ATLANTA, GEORGIA 30309
(404) 827-7346
(Name, Address and Telephone Number of Agent for Service)
___________________

                        MERRY LAND PROPERTIES, INC.
            (Exact name of obligor as specified in its charter)

                GEORGIA                   XX-XXXXXXX
    (State or other jurisdiction of      (I.R.S. employer
    incorporation or organization)       identification no.)

 624 ELLIS STREET, AUGUSTA, GEORGIA       30901
   (Address of principal executive         (Zip code)
              offices)
____________________

9.0% CONVERTIBLE SUBORDINATED DEBENTURES DUE _______, 1999
GUARANTEE OF 9.0% CONVERTIBLE TRUST PREFERRED SECURITIES OF MERRY LAND CAPITAL TRUST
 (Title of the indenture securities)

                                         REGISTRATION NO. 333-



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ITEM 1.  GENERAL INFORMATION.

Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

          COMPTROLLER OF THE CURRENCY
          WASHINGTON, D.C.

          FEDERAL RESERVE BANK OF ATLANTA
          104 MARIETTA STREET, N.W.
          ATLANTA, GEORGIA

          FEDERAL DEPOSIT INSURANCE CORPORATION
          WASHINGTON, D.C.

          SECURITIES AND EXCHANGE COMMISSION
          DIVISION OF MARKET REGULATION
          WASHINGTON, D.C.



     (b)  Whether it is authorized to exercise corporate trust powers.

          YES.


ITEM 2.  AFFILIATIONS WITH OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     NONE.  (SEE NOTE ON PAGE 4.)


ITEM 16.  LIST OF EXHIBITS.

     List below all exhibits filed as a part of this statement of eligibility. Note: Exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.


     (1) A copy of the articles of association of the trustee as now in effect. (See Exhibit 1 of the Form T-1 filed in connection with Registration Statement No. 333-31863, which is incorporated herein by reference)


     (2) A copy of the certificate of authority of the trustee to commence. (See Exhibit 2 of the Form T-1 filed in connection with Registration Statement No. 333-31863, which is incorporated herein by reference)


     (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Incorporated in Exhibit 4)


     (4) A copy of the existing By-laws of the trustee. (See Exhibit 4 of the Form T-1 filed in connection with Registration Statement No.333-31863, which is incorporated herein by reference)


     (5) Not applicable.


     (6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included on Page 6 of this Form T-1 Statement.


     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirement of its supervising or examining authority.


     (8) Not applicable.


     (9) Not applicable.



                                   NOTE

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.
                                 SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia on the _____ day of __________, 1999.


                              FIRST UNION NATIONAL BANK
                              (Trustee)


                              By:  /S/ TERESA L. DAVIS
                                   Teresa L. Davis
                                   Vice President



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                           EXHIBIT 6 TO FORM T-1

                            CONSENT OF TRUSTEE

       Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance of obligations of Merry Land Properties, Inc., First Union National Bank, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.



                              FIRST UNION NATIONAL BANK

                              By:  /S/ TERESA L. DAVIS
                                   Teresa L. Davis
                                   Vice President
Dated: ____________________




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



                           EXHIBIT 7 TO FORM T-1

                      REPORT OF CONDITION OF TRUSTEE





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